Morgan Stanley Select Municipal Reinvestment Fund         Two World Trade Center
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001              New York, New York 10048

Dear Shareholder:
The pronounced slowdown of the U.S. economy, which began last year, continued during the first six months of 2001. Much of the momentum that had characterized previous years was lost. The Federal Reserve Board responded by lowering its target for short-term interest rates. Between January and June, in a series of six separate moves, the federal funds rate was reduced from 6.50 to 3.75 percent. Congress cut taxes in June by passing the Economic Growth and Tax Relief Reconciliation Act of 2001. Both monetary and fiscal actions are expected to stimulate the economy.

By the first quarter of 2001, signs of slower growth were evident throughout the economy. Retail sales flattened, capital spending stalled and unemployment edged upward. Much of the weakness was the result of an inventory correction, making manufacturing and technology especially weak. Against this backdrop, long-term bonds, which rallied in the fourth quarter of 2000, continued to improve. By April some signs of improvement in economic data began to appear. Lower mortgage rates helped strengthen the housing market, and consumer confidence rebounded. The possibility of an improving economic outlook caused long-term interest rates to increase during the second quarter.

Municipal Market Conditions
The yield on the 30-year insured municipal bond index, which began the year at
5.27 percent, rose to 5.45 percent in April before declining to 5.35 percent at the end of June. The ratio of municipal yields as a percentage of Treasury yields is used to track the relationship between the two markets. Over the past six months, the ratio of 30-year insured municipals to Treasuries has declined from 97 to 93 percent. A declining ratio means that municipals have outperformed Treasuries. Most of the relative improvement in municipals occurred in the second quarter as Treasury yields rose more rapidly than municipals on expectations of an improved economic outlook.

The change in the slope of the yield curve has been the major story in the fixed-income markets this year. As the Fed started aggressively lowering short-term rates in January, the municipal yield curve for maturities between 1 and 30 years steepened from 125 to 250 basis points. A steep yield curve offers investors more incentive to extend maturities. The most significant change in relative value occurred in California issues. The state's power crisis this spring adversely affected the relative value of California municipal bonds. Yields on California general obligation bonds which had been substantially lower than general market levels have recently snapped back to national levels.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001 continued

Lower interest rates have led to a resurgence in new-issue supply. During the first half of the year, new-issue volume increased 39 percent, to $134 billion. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four largest states, issued 35 percent of national volume.

                              [BOND YIELDS GRAPH]

                                                                                                           INSURED MUNICIPAL
                                                                                                      YIELDS/U.S. TREASURY YIELDS
                                              INSURED MUNICIPAL YIELDS      U.S. TREASURY YIELDS                (RATIO)
                                              ------------------------      --------------------      ---------------------------
                                                        6.60                        7.39                         89.31
1992                                                    6.75                        7.96                         84.80
                                                        6.40                        7.77                         82.37
                                                        6.40                        7.38                         86.72
                                                        6.30                        7.39                         85.25
1993                                                    6.00                        6.92                         86.71
                                                        5.65                        6.67                         84.71
                                                        5.35                        6.02                         88.90
                                                        5.40                        6.34                         85.17
1994                                                    6.40                        7.09                         90.27
                                                        6.50                        7.61                         85.41
                                                        6.55                        7.81                         83.87
                                                        6.75                        7.88                         85.66
1995                                                    6.15                        7.43                         82.77
                                                        6.10                        6.62                         92.15
                                                        5.95                        6.48                         91.82
                                                        5.35                        5.94                         90.07
1996                                                    5.85                        6.66                         87.84
                                                        5.90                        6.89                         85.63
                                                        5.70                        6.93                         82.25
                                                        5.60                        6.63                         84.46
1997                                                    5.90                        7.10                         83.10
                                                        5.60                        6.78                         82.60
                                                        5.40                        6.40                         84.38
                                                        5.15                        5.92                         86.99
1998                                                    5.25                        5.93                         88.53
                                                        5.20                        5.65                         92.04
                                                        4.95                        5.00                         99.00
                                                        5.05                        5.10                         99.02
1999                                                    5.15                        5.63                         91.47
                                                        5.47                        5.96                         91.78
                                                        5.83                        6.05                         96.36
                                                        5.97                        6.48                         92.13
2000                                                    5.82                        5.83                         99.83
                                                        5.84                        5.90                         98.98
                                                        5.74                        5.89                         97.45
                                                        5.27                        5.46                         96.52
2001                                                    5.26                        5.44                         96.69
                                                        5.35                        5.76                         92.88

Performance
For the six-month period ended June 30, 2001, Morgan Stanley Select Municipal Reinvestment Fund returned 1.82 percent. During the same period, the Lehman Brothers Municipal Bond Index(1) returned 2.88 percent. This Index does not include any expenses, fees or charges. Total return figures assume the reinvestment of all distributions.

Portfolio Structure
The Fund's net assets of $75 million were diversified among 12 long-term sectors and 37 credits. More than half of the holdings were in three essential-purpose sectors: general obligation, transportation, and water & sewer. During the six month period under review, cash and short-

---------------------
(1)The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001 continued

term investments ranged between 4 and 9 percent of net assets. The portfolio is high grade, with nearly 90 percent of its long-term holdings rated AA or AAA. The average maturity and call protection were 15 and 6 years, respectively.

Average duration, a measure of sensitivity to interest-rate changes, was 7.4 years. Generally, bonds with longer durations have the greater volatility. During the first half of the year, purchases shifted from more-market-sensitive securities that sought to extend duration to issues that have tended to maintain duration. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call (redemption) provisions are also shown by year with their respective cost (book) yields.

Looking Ahead
We believe that the relative attractiveness of tax-free bonds versus Treasuries continues to offer long-term value to municipal investors. The Fund's investment strategy is focused on maintaining high-grade credit quality, emphasizing essential service sectors and improving call protection.

We appreciate your ongoing support of Morgan Stanley Select Municipal Reinvestment Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001 continued

[LARGEST SECTORS BAR CHART]

                              GENERAL         WATER &
                            OBLIGATION         SEWER       TRANSPORTATION     EDUCATION       ELECTRIC        HOSPITAL
                            ----------        -------      --------------     ---------       --------        --------
                                20%             18%              14%              9%              8%              7%


                             IDR/PCR*
                             --------
                                 6%

[CREDIT RATINGS PIE CHART]

Aaa OR AAA                                                                Aa OR AA                            A OR A
----------                                                                --------                            ------
58%                                                                          30%                                12%

[DISTRIBUTION BAR CHART]

Under 1 Year                                                                      3.8%
1-5 Years                                                                         4.0%
5-10 Years                                                                       25.6%
10-20 Years                                                                      28.7%
20-30 Years                                                                      32.7%
30+ Years                                                                         2.4%

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001 continued

[CALL AND COST (BOOK) YIELD STRUCTURE BAR GRAPH]

2001                                                                       4.00                                7.50
----                                                                       ----                                ----
2002                                                                       12.00%                              6.80%
2003                                                                        5.00%                              6.50%
2004                                                                        3.00%                              5.30%
2005                                                                       10.00%                              5.90%
2006                                                                       10.00%                              7.70%
2007                                                                        0.00%                              0.00%
2008                                                                       15.00%                              5.20%
2009                                                                       12.00%                              5.30%
2010                                                                        5.00%                              5.50%
2011+                                                                      24.00%                              5.00%

Morgan Stanley Select Municipal Reinvestment Fund
FUND PERFORMANCE - JUNE 30, 2001

   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
1 Year                     9.29%(1)
5 Years                    5.50%(1)
10 Years                   6.30%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

---------------------

(1)  Figure shown assumes reinvestment of all distributions.
     There is no sales charge.

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (93.4%)
            General Obligation (20.2%)
 $ 5,000    North Slope Borough, Alaska, Ser 2000 B (MBIA).............  0.00 %   06/30/09    $ 3,458,350
   2,000    Los Angeles Unified School District, California, 1997 Ser B
              (FGIC)...................................................  5.00     07/01/23      1,945,380
   1,000    Florida Board of Education, Capital Outlay Refg Ser 1999 B
              (MBIA)...................................................  4.50     06/01/24        884,830
   2,000    Chicago, Illinois, Refg Ser 2001 A (MBIA)..................  0.00     01/01/17      1,205,720
     825    New York City, New York, 1990 Ser D........................  6.00     08/01/07        827,228
   2,000    Little Miami Local School District, Ohio, Ser 1998
              (FGIC)...................................................  4.875    12/01/23      1,890,680
   2,000    Pennsylvania, First Ser 1995 (FGIC)........................  5.50     05/01/12      2,094,960
   1,000    Shelby County, Tennessee, Refg 1995 Ser A..................  5.625    04/01/12      1,045,450
   2,000    Aldine Independent School District, Texas, Bldg & Refg Ser
              2001 (PSF)...............................................  5.00     02/15/26      1,894,220
 -------                                                                                      -----------
  17,825                                                                                       15,246,818
 -------                                                                                      -----------
            Educational Facilities Revenue (8.6%)
   2,000    District of Columbia, Georgetown University Ser 1993.......  5.375    04/01/23      1,965,840
   1,000    Purdue University, Indiana, Student Fee Ser Q..............  5.75     07/01/15      1,068,050
   1,500    Rutgers The State University, New Jersey, Refg Ser R.......  6.50     05/01/13      1,567,815
   2,000    New York State Dormitory Authority, State University Ser
              1989 B...................................................  0.00     05/15/03      1,878,340
 -------                                                                                      -----------
   6,500                                                                                        6,480,045
 -------                                                                                      -----------
            Electric Revenue (8.0%)
   2,000    South Carolina Public Service Authority, Santee Cooper
              1997 Refg Ser A (MBIA)...................................  5.00     01/01/29      1,894,280
   2,000    Seattle, Washington, Light & Power Ser 2001 (FSA)..........  5.50     03/01/18      2,052,640
   3,000    Washington Public Power Supply System, Proj #2 Refg Ser
              1994 A (FGIC)............................................  0.00     07/01/09      2,071,500
 -------                                                                                      -----------
   7,000                                                                                        6,018,420
 -------                                                                                      -----------
            Hospital Revenue (6.7%)
   1,000    Maryland Industrial Development Financing Authority, Holy
              Cross Health Refg Ser 1996...............................  5.50     12/01/08      1,079,480
   2,000    New Jersey Health Care Facilities Financing Authority, St
              Barnabas Health Refg Ser 1998 B (MBIA)...................  5.25     07/01/18      2,038,460
   2,000    Greenville Hospital System Board of Trustees, South
              Carolina, Ser 2001 (Ambac)...............................  5.00     05/01/31      1,910,420
 -------                                                                                      -----------
   5,000                                                                                        5,028,360
 -------                                                                                      -----------
            Industrial Development/Pollution Control Revenue (5.8%)
     700    Connecticut Development Authority, Bridgeport Hydraulic Co
              Refg Ser 1990............................................  7.25     06/01/20        708,848
   1,000    Michigan Strategic Fund, Ford Motor Co Refg Ser 1991 A.....  7.10     02/01/06      1,121,180
   2,500    Ohio Water Development Authority, Dayton Power & Light Co
              Collateralized Refg 1992 Ser A...........................  6.40     08/15/27      2,565,100
 -------                                                                                      -----------
   4,200                                                                                        4,395,128
 -------                                                                                      -----------

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (2.0%)
 $ 1,415    Michigan Housing Development Authority, Rental 1992 Ser
              A........................................................  6.60 %   04/01/12    $ 1,479,750
 -------                                                                                      -----------
            Mortgage Revenue - Single Family (2.7%)
   2,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A
 -------      (MBIA)...................................................  5.875    12/01/24      2,037,860
                                                                                              ------------
            Public Facilities Revenue (1.4%)
   1,000    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac)..........  5.50     10/01/17      1,041,280
 -------                                                                                      -----------
            Recreational Facilities Revenue (3.0%)
   3,650    Metropolitan Football Stadium District, Colorado, Sales Tax
 -------      Ser 1999 A (MBIA)........................................  0.00     01/01/11      2,318,845
                                                                                              ------------
            Transportation Facilities Revenue (13.6%)
   2,000    Lee County, Florida, Transportation Ser 1995 (MBIA)........  5.75     10/01/22      2,075,200
   2,000    Kansas Department of Transportation, Highway Refg Ser
              1998.....................................................  5.50     09/01/14      2,161,800
   3,500    Kentucky Turnpike Authority, Resource Recovery Road
              1987 Ser A BIGS..........................................  8.50     07/01/06      4,214,245
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998
              A........................................................  4.75     07/01/38      1,804,520
 -------                                                                                      -----------
   9,500                                                                                       10,255,765
 -------                                                                                      -----------
            Water & Sewer Revenue (18.4%)
   2,000    San Francisco Public Utilities Commission, California,
              Water
              1996 Ser A...............................................  5.00     11/01/21      1,925,720
   2,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)...  4.75     01/01/28      1,827,080
   2,000    Suffolk County Industrial Development Agency, New York,
              Southwest Sewer Ser 1994 (FGIC)..........................  4.75     02/01/09      2,044,120
   1,000    Winston-Salem, North Carolina, Water & Sewer Refg Ser
              2001.....................................................  5.00     06/01/19        987,150
   1,000    Columbus, Ohio, Sewerage Refg Ser 1992.....................  6.25     06/01/08      1,048,870
            Metropolitan Government of Nashville & Davidson County,
              Tennessee, Water & Sewer
   2,000      Refg 1986................................................  5.50     01/01/16      2,000,720
   2,000      Refg Ser 1998 A (FGIC)...................................  4.75     01/01/22      1,865,820
   2,100    Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA)....  5.75     05/15/17      2,223,144
 -------                                                                                      -----------
  14,100                                                                                       13,922,624
 -------                                                                                      -----------
            Refunded (3.0%)
   2,000    Massachusetts, 2000 Ser B..................................  6.00     06/01/10+     2,251,240
 -------                                                                                      -----------
  74,190    Total Tax-Exempt Municipal Bonds
 -------    (Cost $68,321,354).............................................................    70,476,135
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Short-Term Tax-Exempt Municipal Obligations (3.8%)
 $ 1,300    Missouri Health & Educational Facilities Authority,
              Washington University Ser 1996 D (Demand 07/02/01).......  3.20*%   09/01/30    $ 1,300,000
   1,500    Clermont County, Ohio, Mercy Health Ser 1991 (Ambac).......  9.30++   09/25/01+     1,586,250
 -------                                                                                      -----------
   2,800    Total Short-Term Tax-Exempt Municipal Obligations (Cost $2,850,461)............     2,886,250
 -------                                                                                      -----------

 $76,990    Total Investments (Cost $71,171,815) (a)....................    97.2%     73,362,385
 =======
            Other Assets in Excess of Liabilities.......................     2.8       2,101,926
                                                                           -----     -----------
            Net Assets..................................................   100.0%    $75,464,311
                                                                           =====     ===========

---------------------

   BIGS     Bond Income Growth Security.
    *       Current coupon of variable rate demand obligation.
    +       Prerefunded to call date shown.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security fluctuates.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $2,479,151 and
            the aggregate gross unrealized depreciation is $288,581,
            resulting in net unrealized appreciation of $2,190,570.
                            Bond Insurance:
------------------------------------------------------------------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   PSF      Texas Permanent School Fund Guarantee Program.

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) continued

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alaska..................     7.3%
California..............     5.1
Colorado................     3.1
Connecticut.............     0.9
District of Columbia....     2.6
Florida.................     5.3
Georgia.................     2.4
Illinois................     1.6
Indiana.................     1.4
Kansas..................     2.9
Kentucky................     5.6
Maryland................     1.4
Massachusetts...........     3.0
Michigan................     3.4
New Jersey..............     4.8
New York................     6.3
North Carolina..........     1.3
Ohio....................     9.4
Pennsylvania............     2.8
Puerto Rico.............     2.4
South Carolina..........     5.0
Tennessee...............     6.5
Texas...................     5.5
Washington..............     7.2
                            ----

Total...................    97.2%
                            ====

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $71,171,815)........................................  $73,362,385
Cash........................................................      237,128
Receivable for:
    Interest................................................    1,074,733
    Investments sold........................................      986,269
    Shares of beneficial interest sold......................        1,372
Prepaid expenses and other assets...........................        5,242
                                                              -----------
    Total Assets............................................   75,667,129
                                                              -----------
Liabilities:
Payable for:
    Shares of beneficial interest repurchased...............      100,085
    Investment management fee...............................       31,056
    Dividends to shareholders...............................       19,023
Accrued expenses............................................       52,654
                                                              -----------
    Total Liabilities.......................................      202,818
                                                              -----------
    Net Assets..............................................  $75,464,311
                                                              ===========
Composition of Net Assets:
Paid-in-capital.............................................  $71,953,173
Net unrealized appreciation.................................    2,190,570
Accumulated undistributed net investment income.............      800,387
Accumulated undistributed net realized gain.................      520,181
                                                              -----------
    Net Assets..............................................  $75,464,311
                                                              ===========
Net Asset Value Per Share,
  6,309,581 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................       $11.96
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended June 30, 2001 (unaudited)

Net Investment Income:
Interest Income.............................................  $2,137,400
                                                              ----------
Expenses
Investment management fee...................................     189,588
Transfer agent fees and expenses............................      83,619
Shareholder reports and notices.............................      29,198
Professional fees...........................................      25,518
Registration fees...........................................      11,441
Trustees' fees and expenses.................................       5,739
Custodian fees..............................................       2,511
Other.......................................................       4,973
                                                              ----------
    Total Expenses..........................................     352,587
Less: expense offset........................................      (2,508)
                                                              ----------
    Net Expenses............................................     350,079
                                                              ----------
    Net Investment Income...................................   1,787,321
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................     520,181
Net change in unrealized appreciation.......................    (893,524)
                                                              ----------
    Net Loss................................................    (373,343)
                                                              ----------
Net Increase................................................  $1,413,978
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED       ENDED
                                                               JUNE 30,      DECEMBER 31, 2000
                                                                 2001
                                                              -----------       -----------
                                                              (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 1,787,321       $ 3,598,488
Net realized gain...........................................      520,181           112,137
Net change in unrealized appreciation/depreciation..........     (893,524)        4,867,741
                                                              -----------       -----------

    Net Increase............................................    1,413,978         8,578,366
                                                              -----------       -----------
Dividends and Distributions to Shareholders from:
Net investment income.......................................   (1,715,835)       (3,578,942)
Net realized gain...........................................      --                (39,786)
                                                              -----------       -----------

    Total Dividends and Distributions.......................   (1,715,835)       (3,618,728)
                                                              -----------       -----------

Net decrease from transactions in shares of beneficial
  interest..................................................   (1,953,865)       (5,282,224)
                                                              -----------       -----------

    Net Decrease............................................   (2,255,722)         (322,586)
Net Assets:
Beginning of period.........................................   77,720,033        78,042,619
                                                              -----------       -----------

    End of Period
    (Including accumulated undistributed net investment
    income of $800,387 and $19,546, respectively)...........  $75,464,311       $77,720,033
                                                              ===========       ===========

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED) continued

taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2001 aggregated $12,528,306 and $15,302,409, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED) continued

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                            FOR THE SIX                   FOR THE YEAR
                                                            MONTHS ENDED                      ENDED
                                                           JUNE 30, 2001                DECEMBER 31, 2000
                                                       ----------------------       -------------------------
                                                            (unaudited)
                                                        SHARES      AMOUNT            SHARES        AMOUNT
                                                       --------   -----------       ----------   ------------
Sold.................................................   226,057   $ 2,710,920        1,085,717   $ 12,485,563
Reinvestment of dividends and distributions..........   130,299     1,558,274          290,853      3,344,818
                                                       --------   -----------       ----------   ------------
                                                        356,356     4,269,194        1,376,570     15,830,381
Repurchased..........................................  (518,294)   (6,223,059)      (1,840,386)   (21,112,605)
                                                       --------   -----------       ----------   ------------
Net decrease.........................................  (161,938)  $(1,953,865)        (463,816)  $ (5,282,224)
                                                       ========   ===========       ==========   ============

5. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

6. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At June 30, 2001, the Fund held positions in residual interest bonds having a total value of $1,586,250 which represents 2.1% of the Fund's net assets.

7. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $709,355 increase in the cost of securities and a corresponding $709,355 increase to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $81,550; decrease unrealized appreciation by $79,409; and decrease realized gains by $2,141. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                       FOR THE SIX                  FOR THE YEAR ENDED DECEMBER 31,
                                      MONTHS ENDED      -------------------------------------------------------
                                      JUNE 30, 2001       2000        1999       1998        1997        1996
                                      -------------     --------    --------   --------    --------    --------
                                       (unaudited)
Selected Per Share Data:

Net asset value, beginning of
  period............................      $12.01         $11.25      $12.27     $12.47      $12.14      $12.48
                                          ------         ------      ------     ------      ------      ------

Income (loss) from investment
  operations:
  Net investment income.............        0.28(4)        0.54        0.53       0.56        0.58        0.61
  Net realized and unrealized gain
    (loss)..........................       (0.06)(4)       0.77       (1.02)      0.10        0.35       (0.19)
                                          ------         ------      ------     ------      ------      ------

Total income (loss) from investment
  operations........................        0.22           1.31       (0.49)      0.66        0.93        0.42
                                          ------         ------      ------     ------      ------      ------

Less dividends and distributions
  from:
  Net investment income.............       (0.27)         (0.54)      (0.53)     (0.56)      (0.58)      (0.61)
  Net realized gain.................      --              (0.01)      --         (0.30)      (0.02)      (0.15)
                                          ------         ------      ------     ------      ------      ------

Total dividends and distributions...       (0.27)         (0.55)      (0.53)     (0.86)      (0.60)      (0.76)
                                          ------         ------      ------     ------      ------      ------

Net asset value, end of period......      $11.96         $12.01      $11.25     $12.27      $12.47      $12.14
                                          ======         ======      ======     ======      ======      ======

Total Return+.......................        1.82%(1)      11.92%      (4.07)%     5.46%       7.94%       3.55%

Ratios to Average Net Assets:
Expenses............................        0.93%(2)(3)    0.93%(3)    0.95%      0.91%(3)    0.95%(3)    0.94%(3)

Net investment income...............        4.71%(2)(4)    4.72%       4.49%      4.51%       4.78%       5.01%

Supplemental Data:
Net assets, end of period, in
 thousands..........................     $75,464        $77,720     $78,043    $94,478     $94,255     $92,187

Portfolio turnover rate.............          17%(1)         12%          5%        31%          8%         17%

---------------------

     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4) Effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended June 30, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.21%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
Select Municipal
Reinvestment Fund

Semiannual Report
June 30, 2001